GPRE
Green Plains Renewable Energy, Inc.

April 16, 2008
Annual Meeting of Shareholders

Business Overview

Wayne Hoovestol
Chief Executive Officer

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Forward-looking statements generally do not relate strictly to historical or current facts, but rather to plans and objectives for future operations based upon management's reasonable estimates of future results or trends, and include words such as "anticipates," "believes," "continue," "estimates," "expects," "intends," "plans," "predicts," "may," "should," "will," and words and phrases of similar impact, and include, but are not limited to, statements regarding future operating or financial performance, business strategy, business environment, key trends, and benefits of actual or planned acquisitions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any or all forward-looking statements in this presentation may turn out to be incorrect. They may be based on inaccurate assumptions or may not account for known or unknown risks and uncertainties. Consequently, no forward-looking statement is guaranteed, and actual future results may vary materially from the results expressed or implied in our forward-looking statements. The cautionary statements in this presentation expressly qualify all of our forward-looking statements. In addition, the Company is not obligated, and does not intend, to update any of its forward-looking statements at any time unless an update is required by applicable securities laws. Factors that could cause actual results to differ from those expressed or implied in the forward-looking statements include, but are not limited to, those discussed in the "Risk Factors" sections of our Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

GPRE
Green Plains Renewable Energy, Inc.

Company History



Raised $34.5m in initial offering
Began trading on NASDAQ
Raised $48.0m in secondary offering
Essex Elevator acquisition announced
Production begins at Shenandoah plant
Great Lakes merger-acquisition closes
2006
2007
2008
Construction in Shenandoah begins
Construction in Superior begins
Great Lakes merger-acquisition announced
Production projected to begin at Superior plant

GPRE Green Plains Renewable Energy, Inc.

Vertically-Integrated, Low-Cost Producer

Green Plains' vertical integration strategy sets it apart from other ethanol companies.

Vertical integration is an established and proven strategy for reducing risk and increasing profits in commodity-driven businesses.





Vertical integration …

- increases efficiency and adds value to ethanol production.
- helps to manage commodity price and supply risks.

GPRE
Green Plains Renewable Energy, Inc.

Green Plains has a strategy to acquire upstream and downstream firms in the ethanol value chain.

<u>Upstream Firms</u>: Agribusinesses, grain elevators and grain services

<u>Downstream Firms</u>: Distributors of distillers grains, ethanol marketers and fuel blenders



Agronomy, Seed and Chemical*
Grain Production
Grain Logistics and Marketing*
Ethanol Production*
Ethanol Logistics and Marketing*
Fuel Blending*
Fuel Retail

The target result is greater earnings per gallon and increased value for shareholders.





Delivering on Promises


STEAM
The Year in Review

GPRE
Green Plains Renewable Energy, Inc.

The Shenandoah ethanol plant became operational in August 2007.






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GPRE
Green Plains Renewable Energy, Inc.

Shenandoah Plant Summary

Nameplate Capacity:	50 million gallons/year - expandable to 100 million gallons
Builder:	Fagen Inc.
Process Technology Provider:	ICM, Inc.
Start of Construction:	April 2006
First Grind:	August 23, 2007
Transportation Capacity:	100-car rail capability; dual-scale truck capability
Employees:	Approximately 35 employees

The Superior ethanol plant is expected to be operational later this spring.





Superior Plant Summary

Nameplate Capacity:	50 million gallons/year – expandable to 100 million gallons
Builder:	Agra Industries, Inc.
Process Technology Provider:	Delta T, Inc.
Start of Construction:	August 2006
Expected First Grind:	Late spring 2008
Transportation Capacity:	100-car rail loop; dual-scale truck capability
Employees:	Plant staffing is complete and training is underway.

GPRE
Green Plains Renewable Energy, Inc.

With the acquisition of agribusinesses, grain elevators and grain services, Green Plains is diligently integrating the ethanol value chain.



Acquisition Summary – Essex Elevator, Inc.

Company Overview: Grain Elevator

- 2.8 million bushels of grain storage capacity
- Close proximity to Shenandoah ethanol plant
- Rail access

Date: September 2007





GPRE
Green Plains Renewable Energy, Inc.

Acquisition Summary – Great Lakes Cooperative

Company Overview:	Full-service farm cooperative • 14.7 million bushels of grain storage capacity • Grain, agronomy, feed & petroleum businesses • Approximately 100 employees • About 4,000 customers
Purchase Price:	Cash and stock • Approximately $12.5 million cash • 550,352 shares
Announcement:	August 2007
Closing:	April 3, 2008

GPRE Green Plains Renewable Energy, Inc.

Acquisition Summary – GLC (cont.)

Business Highlights

- Seven sites within 50 miles of Superior ethanol plant
- Four rail load-out facilities
- FY 2007 throughput: 18 million bushels corn, 6 million bushels soybeans
- FY 2007 revenues of $146 million

Vertical Integration Strategy

- Grain storage available to manage corn feedstock prices and supply
- Fertilizer, feed and petroleum businesses provide services to area producers
- Complementary risk management positions
- About 4,000 customers as potential business partners

GPRE
Green Plains Renewable Energy, Inc.

Green Plains intends to build stronger relationships with grain producers, opening the door for future business opportunities.



Green Plains owns grain storage capacity of approximately 19 million bushels.

Green Plains Grain Company LLC was formed to operate and grow our grain storage, agronomy, seed, fertilizer, feed and petroleum businesses.

GPRE Green Plains Renewable Energy, Inc.

In two short years, Green Plains has delivered on its promises and built an operational company that is poised for future growth.



GPRE
Green Plains Renewable Energy, Inc.

POISED FOR FUTURE GROWTH





Strategic Direction

To be a **consolidator** in the ethanol industry by:

- Providing professional management and developed infrastructure for efficient ethanol production:
  - Corn procurement and logistics
  - Risk management
  - Ethanol marketing and logistics
  - Operations support
  - Access to financial capital
  - Project development
  - Research and development
- Providing liquidity to shareholders of privately-held ethanol companies
- Strategic acquisitions that add value



GPRE Green Plains Renewable Energy, Inc.

Green Plains intends to pursue value-added projects that complement ethanol production.

GREENFUEL
TECHNOLOGIES CORPORATION

Green Plains received preliminary approval for a $2.3m grant to fund R&D of algae-based biofuel feedstock production. The proposal was submitted in cooperation with GreenFuel Technologies, a MA-based firm with expertise in algae-based biofuels. The project involves recycling heat and water, while mitigating carbon dioxide.

GPRE
Green Plains Renewable Energy, Inc.


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Green Plains entered 2007 as a start-up enterprise.

Now, we are a fully operational ethanol producer with a strategy for growth.

GPRE
Green Plains Renewable Energy, Inc.

Financial Update

Jerry Peters
Chief Financial Officer

For the quarter ending February 29, 2008, Green Plains reported ...

- Total revenues of $37.8 million
- Net income of $9.9 million
- Earnings per share of $1.37
- Earnings of $0.79 per gallon (based on nameplate capacity)



Statement of Operations	1st Quarter 2008	4th Quarter 2
(In Thousands)		
Revenues:		
Ethanol	$27,988	$18,089
Distillers grains	5,324	4,262
Grain merchandising & storage	4,532	1,842
Total revenues	37,844	24,193
Cost of goods sold	22,101	23,022
Gross profit	15,743	1,171
Operating expenses	2,924	2,792
Operating income (loss)	12,819	(1,621)
Other income (expense)	(819)	(225)
Income before income taxes	12,000	(1,846)
Income tax provision	2,067	-
Net income (loss)	**$9,933**	**$(1,846)**
Earnings (loss) per share ($ per share)	**$1.37**	**$(0.29)**

GPRE Green Plains Renewable Energy, Inc.

Operating & Other Data	1st Quarter 2008	4th Quarter 2007
Ethanol sold (thousands of gallons)	13,835	11,046
Average net price of ethanol sold ($ per gallon)	$2.02	$1.64
Average corn cost ($ per bushel)	$2.49	$3.56
Average net price of distillers grains ($ per equivalent dried ton)	$122	$122

GPRE Green Plains Renewable Energy, Inc.

As of February 29, 2008, approximately 61% of expected corn usage for the next 12 months was subject to fixed-price contracts, at a weighted price of approximately $4.42 per bushel.



GPRE
Green Plains Renewable Energy, Inc.



At the end of the 1st quarter, Green Plains had $12.1 million in cash and equivalents (plus an additional $24.6 million available under loan agreements), total assets of $195.4 million and total liabilities of $93.3 million.

GPRE
Green Plains Renewable Energy, Inc.


RFS-Mandated Biofuels Volumes
in Billion Gallons
4.7
9
11.1
12.95
13.95
15.2
16.55
18.15
20.5
22.25
24
26
28
30
33
36
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Based on Energy Independence and Security Act of 2007

Growing US Ethanol Market

- Today, ethanol is blended with approximately 50% of gasoline sold in US. Annual US ethanol production is approximately 8 billion gallons. The federally-mandated renewable fuel standard (RFS) requires 36 billion gallons by 2022. Of the 36 billion gallons, 15 billion gallons will come from corn ethanol.
- There are more than 6 million flex-fuel vehicles on the road. Corporate average fuel economy (CAFE) standards provide a 54% efficiency bonus for flex-fuel vehicles, providing incentive for auto makers to increase production.
- As of early 2008, there were 1,400 retail stations offering E85 across the country. States are offering incentives to increase the number of retailers.

Currently Ethanol is "Buying" Market Share

- Recently, blenders are capturing approximately $0.75 per gallon margin:
  - $0.51 per gallon blenders' credit
  - Approximately $0.25 per gallon discount to gasoline

- Total economic benefit is nearly $7 billion based on industry capacity:
  - Blending infrastructure development has accelerated, based on extremely favorable project returns
  - Once infrastructure is built, higher demand should remain, even at more normalized spreads to gasoline

- Long-term ethanol margins should improve:
  - Infrastructure development should improve ethanol prices relative to gasoline
  - Higher oil prices should increase ethanol margins

GPRE Green Plains Renewable Energy, Inc.

Investment Highlights

- Significant near-term revenue ramp as Green Plains Grain Company LLC is integrated and the Superior ethanol plant begins production
- Efficient, low-cost producer with vertical integration strategy
- Disciplined growth strategy through targeted acquisitions
- Opportunities to be a consolidator in the ethanol industry
- Experienced management team with significant ownership stake
- Fast-growing industry with strong political support

GPRE
Green Plains Renewable Energy, Inc.


QUESTION AND
ANSWER

GPRE
Green Plains Renewable Energy, Inc.